CALL SCRIPT FOR INTERNAL SOLICITATION
CLIENT RESPONSES IN ITALICS

Hello , this is ____. I'm calling regarding the AmSouth Funds proxy package that you should have received by now. Have you had a chance to review the proposals?

YES - I RECEIVED THE PACKAGE
Do you have any questions?

YES. I'M CONFUSED. CAN YOU EXPLAIN THE PROPOSAL?

The proposal is to reorganize the AmSouth Funds into the Pioneer Funds. The Board of Trustees of the AmSouth Funds has thoroughly reviewed these proposals and recommends that shareholders vote in favor of the proposal.

WHY?
The Trustees believe the reorganization offers you potential benefits, including Pioneer's performance track record, the potential for lower management fees and total expenses, the resources of Pioneer including its shareholder servicing infrastructure, the opportunity to be part of a significantly larger family of funds. If you're ready to vote I can conference in someone to take your vote over the phone.

Yes
(Conference in the solicitor to take the vote by hitting conference and then dialing 866-270-3127.)

NO - I AM NOT READY TO VOTE
I encourage you to consider the proposals and cast your vote as soon as possible. You can vote on-line, over the phone or by mail. The instructions are on the proxy card included in the proxy package.

.................................................................................
NO - I DON'T HAVE ANY QUESTIONS
If you're ready to vote I can conference in someone to take your vote over the phone.

Yes
(Conference in the solicitor to take the vote by hitting conference and then dialing 866-270-3127.)

.................................................................................

NO, I HAVE NOT HAD A CHANCE TO REVIEW THE PROPOSAL
I encourage you to review the materials. Can I take a minute and give you an overview of the proposals?

The AmSouth Funds are being reorganized into the Pioneer Funds. The Board of Trustees of the AmSouth Funds has thoroughly reviewed these proposals and recommends that shareholders vote in favor of the proposal.

WHY

The Trustees believe the reorganization offers you potential benefits, including Pioneer's performance track record, the potential for lower management fees and total expenses, the resources of Pioneer including its shareholder servicing infrastructure, the opportunity to be part of a significantly larger family of funds. If you're ready to vote I can conference in someone to take your vote over the phone.

YES, I'M READY TO VOTE
(Conference in the solicitor to take the vote by hitting conference and then dialing 866-270-3127.)

NO, I'M NOT READY TO VOTE
I encourage you to consider the proposals and cast your vote as soon as possible. You can vote on-line, over the phone or by mail. The instructions are on the proxy card included in the proxy package.


Extra Question--
THAT'S GREAT, BUT NOT ENOUGH INFORMATION.
Well, I encourage you to review the proxy document which has a wealth of information regarding the reorganization, including information about Pioneer, fund comparisons, performance and expense comparisons. Once you have reviewed the material, I encourage you to cast your vote as soon as possible. You can vote on-line, over the phone or by mail. The instructions are on the proxy card included in the proxy package.

SUPPLEMENTAL SOLICITATION SCRIPT -  IF A CLIENT SHOULD ASK RE: RECENT SEC
ACTIONS


BACKGROUND INFORMATION
AmSouth Bank and AmSouth Asset Management, Inc. received a "Wells Notice" from the regional office of the Securities and Exchange Commission in Los Angeles indicating that the staff intends to recommend that the Commission bring a civil action against AmSouth Bank and AmSouth Asset Management Inc. for possible violations of federal securities laws relating to its mutual fund management business. The potential action arose from the SEC's investigation of the mutual fund services unit of the BISYS Group, Inc., an outside company that provides fund administration and other services to the AmSouth Funds and many other mutual fund families. AmSouth has been cooperating extensively with the SEC in the BISYS investigation.

Q:      WHAT DID THE SEC SEND AMSOUTH?
        A: AMSOUTH RECEIVED A WELLS NOTICE FROM THE SEC. A WELLS NOTICE INDICATES THAT THE SEC'S STAFF HAS MADE A PRELIMINARY DECISION TO RECOMMEND THAT THE COMMISSION AUTHORIZE STAFF TO BRING A CIVIL ACTION. HOWEVER, A WELLS NOTICE IS NOT A FORMAL ALLEGATION OR PROOF OF WRONGDOING. THE NOTICE PROVIDES AMSOUTH THE OPPORTUNITY TO FORMALLY RESPOND TO THE SEC STAFF BEFORE THE STAFF RECOMMENDS WHETHER THE SEC SHOULD TAKE ACTION.

Q:      WHAT IS THE SEC INVESTIGATING?
A: THE SEC IS INVESTIGATING THE RELATIONSHIPS THAT A NUMBER OF MUTUAL FUND FAMILIES, INCLUDING THE AMSOUTH FUNDS, HAD WITH BISYS, A COMPANY THAT PROVIDED ADMINISTRATION SERVICES TO MUTUAL FUND FAMILIES. SPECIFICALLY, AMSOUTH BELIEVES THE SEC INVESTIGATION PRIMARILY RELATES TO PAST ARRANGEMENTS UNDER WHICH BISYS USED A PORTION OF THE FEES PAID TO IT BY THE FUND FAMILY TO PAY FOR MARKETING AND OTHER EXPENSES.


Q:      WHAT IS AMSOUTH DOING IN RESPONSE TO THIS NOTICE?
A: AMSOUTH WILL HAVE AN OPPORTUNITY TO MAKE ITS ARGUMENTS TO THE SEC OUTLINING WHY IT BELIEVES A CIVIL ACTION IS NOT WARRANTED. AMSOUTH HAS COOPERATED WITH THE SEC DURING ITS INVESTIGATION OF BISYS AND INTENDS TO CONTINUE DOING SO.

                                                                  [COMPANY LOGO]
                                                                  --------------
                                                                   Fund Services
AMSOUTH FUNDS PROXY (AUG 2005 - SEPT. 2005)
OUTBOUND TELEPHONE SCRIPT

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CONNECTED CALL

Introduction

Hello, my name is__________________, I am calling on behalf of AMSOUTH FUNDS. May I please speak with___________________.

For safety and accuracy this call is being recorded.

I am calling to let you know that a special shareholders meeting will be held on September 22, 2005 for shareholders to vote on an important proposal for the AMSOUTH FUNDS. Have your received your proxy package containing this important information?

Are you familiar with the proposal? May I assist you with any questions?

(FOR PRIME MONEY MARKET SWEEP FUND ONLY, IF CLARIFICATION IS REQUESTED/NEEDED:
"YOUR BROKERAGE ACCOUNT MOVES EXCESS CASH ON A DAILY BASIS INTO A MONEY MARKET VEHICLE. THIS IS A CONVENIENCE ATTACHED TO YOUR AMSOUTH INVESTMENT SERVICES, INC. (AIS) BROKERAGE ACCOUNT -- YOU MAY NOT EVEN BE AWARE OF IT. BUT IT DOES MAKE YOU A SHAREHOLDER OF THE AMSOUTH PRIME MONEY MARKET FUND AND THEREFORE ELIGIBLE TO VOTE ON THIS PROPOSAL.")

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient for you?

May I please have your last name and street address for verification purposes?

The proposal has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareholder. The Board recommends that you vote "FOR" the proposal. Would you like to vote as they recommend?

Your vote has been recorded.  You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

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ANSWERING MACHINE (TO BE USED LATER IN CAMPAIGN, IF NEEDED):


Hello, this ______ calling on behalf of AMSOUTH FUNDS. You should have received a proxy package in the mail concerning the special shareholders meeting scheduled to be held on September 22, 2005.

At your earliest convenience, please sign, date and return the proxy card in the postage paid envelope provided for you, or you may vote by telephone or over the internet. If you have any questions, need proxy material, or would like to vote by telephone, please call 1-866-270-3127.

Thank you for your consideration.

AMSOUTH REG & NOBO

                                  AMSOUTH FUNDS

                                  SUPPLEMENT TO:

     CLASS A AND CLASS B SHARES COMBINED PROSPECTUS DATED DECEMBER 1, 2004
        CLASS A AND CLASS B SHARES PROSPECTUSES DATED DECEMBER 1, 2004:

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         AMSOUTH VALUE FUND                AMSOUTH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
     AMSOUTH SELECT EQUITY FUND            AMSOUTH LIMITED TERM BOND FUND
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    AMSOUTH ENHANCED MARKET FUND           AMSOUTH HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------
       AMSOUTH LARGE CAP FUND         AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
    AMSOUTH CAPITAL GROWTH FUND            AMSOUTH FLORIDA TAX-EXEMPT FUND
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        AMSOUTH MID CAP FUND              AMSOUTH TENNESSEE TAX-EXEMPT FUND
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       AMSOUTH SMALL CAP FUND              AMSOUTH PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
 AMSOUTH INTERNATIONAL EQUITY FUND   AMSOUTH TREASURY RESERVE MONEY MARKET FUND
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       AMSOUTH BALANCED FUND            AMSOUTH TAX-EXEMPT MONEY MARKET FUND
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   AMSOUTH STRATEGIC PORTFOLIOS:       AMSOUTH STRATEGIC PORTFOLIOS: GROWTH &
    AGGRESSIVE GROWTH PORTFOLIO                   INCOME PORTFOLIO
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   AMSOUTH STRATEGIC PORTFOLIOS:       AMSOUTH STRATEGIC PORTFOLIOS: MODERATE
          GROWTH PORTFOLIO                    GROWTH & INCOME PORTFOLIO
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                CLASS I SHARES PROSPECTUS DATED DECEMBER 1, 2004
              MONEY MARKET FUNDS PROSPECTUS DATED DECEMBER 1, 2004
          PROXY STATEMENT FOR THE AMSOUTH FUNDS DATED AUGUST 22, 2005

                        SUPPLEMENT DATED: AUGUST 26, 2005

THIS SUPPLEMENT AMENDS INFORMATION IN THE AMSOUTH FUNDS CLASS A AND CLASS B SHARES PROSPECTUSES, CLASS I SHARES PROSPECTUS AND MONEY MARKET FUNDS PROSPECTUS DATED DECEMBER 1, 2004 AND THE PROXY STATEMENTS OF THE AMSOUTH FUNDS DATED AUGUST 22, 2005 AND SUPERSEDES ANY INFORMATION TO THE CONTRARY THEREIN:

     As previously disclosed to you in a supplement dated June 27, 2005, the Board of Trustees of AmSouth Funds has approved the reorganization of each AmSouth Funds mutual fund (each, an "AmSouth Fund") into a corresponding mutual fund managed by Pioneer Investment Management, Inc. (each, a "Pioneer Fund"). The proposed reorganizations are subject to the fulfillment of certain conditions, including approval by the shareholders of each AmSouth Fund. A joint special meeting of AmSouth Fund shareholders will be held on September 22, 2005 at which shareholders of record as of the close of business on July 29, 2005 are entitled to vote. Complete details of the proposed reorganizations were mailed to AmSouth Fund shareholders along with proxy materials on or about August 22, 2005. Only shareholders of record on July 29, 2005 will receive a copy of the Proxy Statement. If approved, the proposed reorganizations are expected to become effective on or about September 23, 2005. A table setting out each AmSouth Fund and the existing or new Pioneer Fund with which it is expected to reorganize is provided below.

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AMSOUTH FUNDS                            PIONEER FUNDS
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AmSouth Capital Growth Fund              Pioneer Oak Ridge Large Cap Growth Fund
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AmSouth Large Cap Fund                   Pioneer Oak Ridge Large Cap Growth Fund
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AmSouth Enhanced Market Fund             Pioneer Fund
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AmSouth Value Fund                       Pioneer Value Fund
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AmSouth Mid Cap Fund                     Pioneer Mid Cap Value Fund
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AmSouth Small Cap Fund                   Pioneer Growth Opportunities Fund
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AmSouth International Equity Fund        (new) Pioneer International Core
                                         Equity Fund
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AmSouth Select Equity Fund               (new) Pioneer Focused Equity Fund
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AmSouth Balanced Fund                    (new) Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
AmSouth Strategic Portfolios:            Pioneer Ibbotson Aggressive  Allocation
Aggressive Growth Portfolio              Fund
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AmSouth Strategic Portfolios: Growth     Pioneer Ibbotson Growth Allocation Fund
Portfolio
--------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Growth     Pioneer Ibbotson Moderate  Allocation
and Income Portfolio                     Fund
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AmSouth Strategic Portfolios: Moderate   Pioneer Ibbotson Moderate Allocation
Growth & Income Portfolio                Fund
--------------------------------------------------------------------------------
AmSouth High Quality Bond Fund           Pioneer Bond Fund
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AmSouth Florida Tax-Exempt Fund          (new) Pioneer Florida Tax Free Income
                                         Fund
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AmSouth High Quality Municipal Bond      Pioneer Tax Free Income Fund
Fund
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AmSouth Tennessee Tax-Exempt Fund        Pioneer Tax Free Income Fund
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AmSouth Government Income Fund           (new) Pioneer Government Income Trust
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AmSouth Limited Term Bond Fund           Pioneer Short Term Income Fund
--------------------------------------------------------------------------------
AmSouth Treasury Reserve Money Market    (new) Pioneer Treasury Reserves Fund
Fund
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AmSouth Prime Money Market Fund          Pioneer Cash Reserves Fund
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AmSouth Tax-Exempt Money Market Fund     Pioneer Tax Free Money Market Fund
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AmSouth Institutional Prime Obligations  (new) Pioneer Institutional Money
Money Market Fund                        Market Fund
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     The  reorganizations  will not  result in any  income,  gain or loss  being recognized for federal income tax purposes by any of the AmSouth Funds or their shareholders as a direct result of the reorganizations. However, in accordance with the AmSouth Funds' policy to distribute any net realized capital gains at least once each year (and thus to avoid federal income tax thereon at the Fund level), each AmSouth Fund, other than those reorganizing with and into new Pioneer Funds, will declare and pay a distribution of such gains to its shareholders shortly before the joint meeting of shareholders. Each such distribution will be taxable to those shareholders. Additionally, following the proposed reorganizations, in accordance with the Pioneer Funds' similar policy, each Pioneer Fund will declare and pay before the end of 2005 a distribution of such gains to its shareholders (including current shareholders of the AmSouth Funds who become shareholders of the Pioneer Funds following the proposed reorganizations). Those distributions will be fully taxable to all shareholders of the Pioneer Funds, including those former AmSouth Fund shareholders, even though those distributions may include a portion of the Pioneer Fund's net capital gains that were realized before the proposed reorganizations occurred.

     AmSouth Fund shareholders may continue to purchase shares of the AmSouth Funds until the close of business on September 20, 2005, approximately three business days prior to the date of the proposed reorganizations. After September 20th, no new purchases will be accepted by any of the AmSouth Funds except for the AmSouth Treasury Reserve Money Market Fund, AmSouth Prime Money Market Fund, AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (each, an "AmSouth Money Market Fund"). The AmSouth Funds will continue to process redemptions and exchanges for all AmSouth Funds and purchases of AmSouth Money Market Fund shares until the close of business on September 23, 2005. Absent extraordinary circumstances, we expect that you will receive your redemption proceeds within a week after your request is received.

     Exchange orders received after the close of business on September 20th will be processed in the following manner. Upon the receipt of an exchange order, a redemption order will be placed with the relevant AmSouth Fund. The sales price will be the next net asset value determined after such redemption order is received. Exchanges into an AmSouth Money Market Fund will be completed. Exchanges into any other AmSouth Fund will not be completed until approximately Monday, September 26th, when shares of the corresponding Pioneer Fund will be purchased, assuming the reorganizations are approved by shareholders. Please note that the redemption proceeds of shares exchanged for shares of an AmSouth Fund other than an AmSouth Money Market Fund will remain uninvested from the date the redemption order is executed until approximately Monday, September 26th. AmSouth Fund shareholders have the option to request a payout of their redemption proceeds in lieu of an exchange during this period.

     The staff of the Securities and Exchange Commission (the "SEC") has been conducting an investigation into the mutual fund servicing business of BISYS
Group, Inc., the parent company of ASO Services Company, the AmSouth Funds' administrator, and BISYS Fund Services, the AmSouth Funds' distributor and transfer agent (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds, including AmSouth Funds, to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC has been reviewing the relationships and arrangements among BISYS, AmSouth Funds, AAMI and AmSouth Bank.

     AmSouth Bank and AAMI have received a Wells Notice from the regional office of the SEC in Los Angelees indicating that the staff intends to recommend that the SEC bring a civil action against AmSouth Bank and AAMI for possible violations of the federal securities laws. The potential action is related to the SEC's investigation of BISYS. AAMI, AmSouth Bank and AmSouth Funds have been cooperating fully with the SEC in the BISYS investigation. Additionally, AmSouth Bank and AAMI, in cooperation with a special review committee of the Board of Trustees of AmSouth Funds, are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders, including making payments to the AmSouth Funds.

     If you have any questions concerning the proposed reorganizations, please feel free to contact AmSouth Funds at 1-800-451-8382 or www.amsouthfunds.com.